UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 8, 2004


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25148                   11-2974651
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


425B Oser Avenue, Hauppauge, New York                                    11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departures of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.


         Effective December 8, 2004, Stephen Nevitt was appointed to the Board of Directors of Global Payment Technologies, Inc. (the "Company") by its Board of Directors, effective January 1, 2005. Mr. Nevitt was not named a director pursuant to any arrangement or understanding with any third person. The Board of Directors has not appointed Mr. Nevitt to any committees and has not made a determination as to whether to do so. Mr. Nevitt has not directly or indirectly engaged in any transaction or transactions with the Company since September 30, 2003 in which the amount involved exceeded $60,000.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 13, 2004        GLOBAL PAYMENT TECHNOLOGIES, INC.


                                  By: /s/ Thomas McNeill
                                      ------------------------------------------
                                      Name:  Thomas McNeill
                                      Title: Vice President, Chief Financial
                                             Officer and Secretary